CLIPPER FUND, INC.

Supplement dated September 30, 2005

The Fund’s investment adviser Pacific Financial Research, Inc. (“PFR”) has announced its intention to reorganize with an affiliated company Barrow, Hanley, Mewhinney & Strauss, Inc. on or about January 1, 2006.  The reorganization is part of a succession planning process to address the recent decision of three of the six principals of PFR and portfolio managers of the Fund, James H. Gipson, Michael C. Sandler and Bruce G. Veaco, to leave PFR on December 31, 2005.  On that date, Messrs. Gipson and Sandler will also resign their positions with the Fund.

Messrs. Gipson, Sandler and Veaco intend to continue their current roles in managing the Fund through year end.  The Fund’s Board is working with PFR and its parent company Old Mutual Asset Management to ensure uninterrupted portfolio management for the Fund and is considering the reorganization of PFR and other alternatives for managing the Fund.

This Supplement updates certain information contained in the currently effective Prospectus of Clipper Fund, Inc., dated May 1, 2005.  You should retain your Prospectus and all supplements for future reference.  You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-800-432-2504 or via the Internet at www.clipperfund.com.